SUBADVISORY AGREEMENT

      THIS AGREEMENT is made and entered into on this ____ day of January, 2001 among OPPENHEIMERFUNDS, INC., a Colorado corporation (the "Adviser"), and Salomon Brothers Asset Management Inc, a Delaware corporation (the "SubAdviser").

                        W I T N E S S E T H :

      WHEREAS, Salomon Brothers Capital Fund (the "Fund") is a series of Oppenheimer Select Managers (the "Trust") which is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is engaged in the business of rendering investment advice;

      WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Trust, on behalf of the Fund dated as of January 10, 2001 (the "Advisory Agreement") been retained to act as investment adviser for the Fund;

      WHEREAS, the Advisory Agreement permits the Adviser, at its option, subject to approval by the Trust's Board of Trustees and, to the extent necessary, shareholders of the Fund, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

      WHEREAS, SubAdviser is a registered investment adviser under the Advisers Act and is engaged in the business of rendering investment advice; and

      WHEREAS, the Adviser desires to retain SubAdviser to assist it in the provision of a continuous investment program for the Fund's assets, and SubAdviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, the parties do mutually agree and promise as follows:

      1. Appointment as SubAdviser. The Adviser hereby retains the SubAdviser to act as SubAdviser of the Fund to provide investment advice to the Fund as hereinafter set forth, subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the SubAdviser hereby accepts such employment.

      2.   Duties of SubAdviser.

           (a) Investments. The SubAdviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to (i) regularly provide investment advice and recommendations to the Fund with respect to the Fund's investments, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Fund and the composition of its portfolio to determine what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph (d) below, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. The Adviser agrees to provide the SubAdviser with such assistance as may be reasonably requested by the SubAdviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs. The SubAdviser shall provide to Adviser the information by the times as all set forth on Exhibit A hereto. The SubAdviser cannot hire another person or entity to act as subadviser without the permission of the Board of Trustees of the Trust, and the Adviser.

           (b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement or otherwise, the SubAdviser shall act in conformity with the Trust's Declaration of Trust, By-Laws, procedures and policies adopted by the Board of the Trust and/or the Adviser and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations necessary to allow the Fund to qualify as a "regulated investment company" as defined in Subchapter M of the Code. Notwithstanding the foregoing, the Adviser shall, subject to the SubAdviser's compliance with its obligations, remain responsible for the Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. The Adviser will provide the SubAdviser with a copy of the Prospectus, those portions of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may materially affect the duties of the SubAdviser, and with the copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the SubAdviser may reasonably request to enable it to perform its functions under this Agreement.

           The Adviser will provide the SubAdviser with advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus or in any procedures and policies adopted by the Board of the Trust and/or the Adviser, and the SubAdviser shall, in the performance of its duties and obligations under this Agreement, manage the Fund's portfolio investments in compliance with such changes, provided the SubAdviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the SubAdviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that, provided the SubAdviser has provided the Adviser with complete, accurate and timely information regarding the SubAdviser's activities relating to the Fund, the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the SubAdviser shall have no liability in connection therewith, except as to the accuracy of material information about the SubAdviser furnished in writing by the SubAdviser to the Fund or to the Adviser specifically for inclusion in the Prospectus, or information which was provided to the SubAdviser to review and SubAdviser approved as to the accuracy of such material or is deemed to have approved the accuracy of such material as described below. The SubAdviser hereby agrees to provide to the Adviser in a timely manner such information relating to the SubAdviser and its relationship to, and actions for, the Fund requested by the Fund or the Adviser as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A. The SubAdviser shall review all disclosure about the SubAdviser contained in the Fund's Prospectus and Statement of Additional Information and certain advertisements for accuracy and shall approve or disapprove of such disclosure within five (5) business days of receiving such disclosure. Any failure by SubAdviser to respond within such five (5) business day period shall be deemed to constitute SubAdviser's approval of such disclosure.

           (c) Voting of Proxies. Absent specific written instructions to the contrary provided to the SubAdviser by the Adviser, the SubAdviser shall vote, either in person or by proxy, all securities in which the Fund may be invested from time to time in accordance with the Fund's proxy voting procedures.

           (d) Brokerage. The SubAdviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund's portfolio securities with or through, such persons, brokers (including, to the extent permitted by applicable law and by the Trust, the Fund or the Adviser, any broker affiliated with the SubAdviser) or dealers ("brokers") as SubAdviser may elect and negotiate commissions to be paid on such transactions.

           Upon obtaining consent of the Adviser or the Trust's Board of Trustees, the SubAdviser may effect the purchase and sale of securities in private transactions on such terms and conditions as shall be approved by the Adviser.

           The SubAdviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the SubAdviser. In the selection of such brokers or dealers and the placing of such orders, the SubAdviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the SubAdviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the SubAdviser, the SubAdviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the SubAdviser an amount of commission for effecting the Fund's investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the SubAdviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the SubAdviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such brokers may be useful to the SubAdviser in connection with the SubAdviser's services to other clients.

           On occasions when the SubAdviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the SubAdviser, the SubAdviser, to the extent permitted by applicable laws and regulations and subject to the allocation procedures approved by the Fund's Board or Adviser, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the SubAdviser in accordance with the procedures approved by the Trustees or the Adviser. In purchasing and selling investments, the SubAdviser shall not favor one investment advisory client over another and shall treat each such client in a fair manner.

           (e) Securities Transactions. The SubAdviser and any affiliated person of the SubAdviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the SubAdviser or any affiliated person of the SubAdviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder and is permitted by the procedures adopted by the Fund.

           The SubAdviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Subadviser's and the Fund's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least a quarterly basis, the SubAdviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the SubAdviser and its Access Persons have complied with the SubAdviser's and the Fund's Code of Ethics with respect to the Fund or (ii) identifying any violations which have occurred with respect to the Fund.

           (f) Books and Records. The SubAdviser shall maintain separate detailed records of all matters pertaining to the Fund (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The SubAdviser acknowledges that the Fund's Records are property of the Trust. The Fund's Records shall be available to the Fund or the Trust or the Adviser and their respective agents at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

           (g) Information Concerning the Fund and SubAdviser. From time to time as the Adviser or the Trust may request, the SubAdviser will furnish the requesting party information and reports on portfolio transactions and reports on Fund assets held in the portfolio, all in such detail, form and frequency as the Adviser or the Trust may reasonably request.

           The SubAdviser will (i) make appropriate persons, including the Fund's portfolio manager, available for the purpose of reviewing with representatives of the Adviser and/or the Trust's Board of Trustees on a regular basis the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace; (ii) on a continuing basis and at its own expense, (A) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Adviser may reasonably request from time to time, and (B) use its best efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Fund's portfolio (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each portfolio manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activity; (iii) use its reasonable best efforts (A) to retain the services of the Portfolio Manager who manages the portfolio of the Fund, from time to time and (B) to promptly obtain the services of a Portfolio Manager if the services of the Portfolio Manager are no longer available to the SubAdviser; and (iv) promptly notify the Adviser of any anticipated changes in the Portfolio Manager, portfolio management, any anticipated changes in the ownership or management of the SubAdviser, or of material changes in the control of the SubAdviser, or any other material matter that may require disclosure to the Trustees, shareholders of the Fund or dealers.

           The SubAdviser will also provide such information or perform such additional acts as are customarily performed by a SubAdviser and may be required for the Fund, the Distributor or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.
           (h) Custody Arrangements. The SubAdviser shall on each business day provide the Adviser, the Trust and the Trust's custodian such information as the Adviser, the Trust and the Trust's custodian may reasonably request relating to all transactions and holdings concerning the Fund.

           (i) Historical Performance Information. To the extent agreed upon by the parties, the SubAdviser will provide the Trust and the Adviser with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

      3. Independent Contractor. In the performance of its duties hereunder, the SubAdviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

      4. Expenses. During the term of this Agreement, SubAdviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund. The SubAdviser shall, at its sole expense, employ or associate itself with such persons or firms as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as otherwise provided in this Agreement or by law, the SubAdviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the SubAdviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and
Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the SubAdviser for any expenses of the Fund or the Adviser as may be reasonably incurred as specifically provided for in this Agreement or as specifically agreed to beforehand by the Trust or Adviser. The SubAdviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

      5. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the SubAdviser will be entitled to the fee listed for the Fund on Exhibit B, as that fee may be established by the Board of Trustees from time to time. Such fee will be computed daily and payable no later than the tenth (10th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Fund's average daily net assets.

      The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

      6. Representations and Warranties of SubAdviser. The SubAdviser represents and warrants to the Adviser and the Fund as follows:

           (a) The SubAdviser is registered as an investment adviser under the Advisers Act;

           (b) The SubAdviser is registered as a Commodity Trading Adviser under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC"), or is not required to register pursuant to an applicable exemption;

           (c) The SubAdviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

           (d) The execution, delivery and performance by the SubAdviser of this Agreement are within the SubAdviser's powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the SubAdviser for the execution, delivery and performance by the SubAdviser of this Agreement, and the execution, delivery and performance by the SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the SubAdviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the SubAdviser;

           (e) The Form ADV of the SubAdviser previously provided to the Adviser and all amendments to the SubAdviser's Form ADV to be provided to Adviser is or will be a true and complete copy of the form as currently filed or as then filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

      7. Representations and Warranties of Adviser. The Adviser represents and warrants to the SubAdviser as follows:

           (a) The Adviser is registered as an investment adviser under the Advisers Act;

           (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

           (c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

           (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

           (e) The Adviser acknowledges that it received a copy of the SubAdviser's Form ADV prior to the execution of this Agreement; and

           (f) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

      8. Delivery of Documents to the Adviser. The SubAdviser has furnished the Adviser with true, accurate and complete copies of the following:

           (a) The SubAdviser's Form ADV as filed with the Commission, as of the date hereof;

           (b) Separate lists of persons who the SubAdviser wishes to have authorized to give written and oral instructions to custodian(s) of the Fund; and

(c) The Code of Ethics of the SubAdviser, as in effect on the date hereof.

      The  SubAdviser  will  furnish the Adviser  from time to time with copies,
properly  certified  or  otherwise  authenticated,   of  all  amendments  of  or
supplements to the foregoing.

      9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the SubAdviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive the termination of this Agreement. The parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true and the SubAdviser shall promptly update all information and documents which the SubAdviser is required to provide to the Adviser hereunder.

      10.  Liability and Indemnification.

           (a) Liability. The SubAdviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the SubAdviser or a reckless disregard of its duties hereunder, the SubAdviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the SubAdviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates. Except as set forth in (c) below, the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the SubAdviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser and the SubAdviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

           (b) The SubAdviser agrees to indemnify and hold harmless the Adviser, its Affiliates and Controlling Persons and their respective officers, directors and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the Adviser or such Affiliates or Controlling Persons of the Adviser or their respective officers, directors and employees may become subject under the 1940 Act, the 1933 Act, the Advisers Act, or any other statute, law, rule or regulation, arising directly out of the SubAdviser's responsibilities hereunder (1) to the extent of and as result of the willful misfeasance, bad faith, or gross negligence by the SubAdviser, any of the SubAdviser's employees or representatives or any other affiliate of or any person acting on behalf of the SubAdviser, or (2) as a result of any untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information regarding the SubAdviser furnished by the SubAdviser to the Fund or written information regarding the SubAdviser furnished by the Adviser to the SubAdviser for review and such information is approved or deemed approved by the SubAdviser; provided, however, that in no case is the SubAdviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

           (c) The Adviser agrees to indemnify and hold harmless the SubAdviser, its Affiliates and each Controlling Person of the SubAdviser, if any, and their respective officers, directors and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the SubAdviser or such Affiliates or Controlling Person of the SubAdviser or their respective officers, directors and employees may become subject under the Act, the 1933 Act, the Advisers Act, or any other statute, law, rule or regulation, arising out of the Adviser's responsibilities as investment manager of the Fund or the Adviser's obligations hereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by the Adviser, any of the Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the Adviser's indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      11.  Duration and Termination.

           (a) Duration. Unless sooner terminated, this Agreement shall continue until December 31, 2002, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

           (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                (i) By vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon at least 60 days' written notice to the SubAdviser;

                (ii) By the non-defaulting party immediately upon written notice from the non-defaulting party to the defaulting party in the event of a breach of any provision of this Agreement by the defaulting party; or

                (iii) By the SubAdviser upon at least 60 days' written notice to the Adviser and the Trust. The notice provided for in (i) and (iii) above may be waived by the party required to be notified.

           This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. In the event of an assignment that would require termination solely due to the change of control of the SubAdviser, this Agreement may continue in effect if permitted by the 1940 Act to obtain any necessary approvals which shall be obtained at the sole expense of the SubAdviser.

      (c) Transactions in Progress Upon Termination. The Adviser and SubAdviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Adviser in accordance with the terms of such transactions, and to this end the SubAdviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

      12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the SubAdviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.   Reference to Adviser and SubAdviser.

           (a) Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of SubAdviser or any of its Affiliates, or any of their clients, except as provided herein and except for references concerning the identity of and services provided by the SubAdviser to a Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of SubAdviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

           (b) Neither the SubAdviser nor any Affiliate or agent of it shall make reference to or use the name of the Fund, the Adviser or any of their respective Affiliates, or any of their clients, except references concerning the identity of the Fund or the Adviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.

      14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by:
a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      15. Confidentiality. Subject to the duties of the SubAdviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the SubAdviser shall treat as confidential all information pertaining to the Fund and the actions of the SubAdviser, the Adviser and the Fund in respect thereof.

      16. Use of Name "Salomon Brothers". SubAdviser hereby grants to the Fund and the Adviser a royalty-free, non-exclusive license to use the name "Salomon Brothers" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license shall, upon termination of this Agreement, be terminated by SubAdviser, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Salomon Brothers" in the name of the Fund or otherwise to the extent legally possible.

      17. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

           (a)  If to the SubAdviser:
                Salomon Brothers Asset Management, Inc.
                7 World Trade Center
                New York, NY  10048
                Attention: President
                Facsimile:

           (b) If to the Adviser:

                OppenheimerFunds, Inc.
                Two World Trade Center
                New York, NY  10048-0203
                Attention:, President
                Facsimile: (212) 321-1159

      18. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

      19.  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

      20. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "voting of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

      21. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      22. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

      23. Survival. The provisions of Sections 2(f), 9, 10, 11(c), 13, 15 and 16 will survive termination of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.


                               ADVISER
                             OPPENHEIMERFUNDS, INC.


                               By:_________________________________
                               Name:
                               Title:



                               SUBADVISER
                             SALOMON BROTHERS ASSET
                                 MANAGEMENT INC

                               By:_________________________________
                               Name:
                               Title:

                                  EXHIBIT A TO
                              SUBADVISORY AGREEMENT


      The Subadviser shall provide to Adviser the information and instructions as follows:

      1. Trade Settlement. The Subadviser will settle and instruct all portfolio securities trades to the Fund's custodial bank. All trade information shall have been confirmed prior to the Subadviser communicating that information to the Adviser. The Subadviser shall be responsible for maintaining all confirmation statements and trade records with respect to the Fund and Subadviser shall provide such information to the Adviser upon request.

      2. Daily Trades. The Subadviser shall provide trade information to the Adviser no later than 5:30 p.m. eastern time on trade date.

      3. Cancelled/Corrected Trades. Subadviser shall send to the Adviser no later than 1:00 p.m. eastern time on T+1 a list of all cancelled trades and/or corrected trades and, if none, the list shall so state.

      4. Trade Blotters. The Subadviser shall send to the Adviser each business day a daily trade blotter which contains all information about that day's trades.

      5. Corporate Actions. All corporate action elections made by Subadviser shall be faxed to the Fund's custodial bank and to the Adviser in a timely manner. The Subadviser shall receive all corporate action notifications from the Fund's custodial bank, and shall not look to the Adviser for such notification.

                            EXHIBIT B TO
                        SUBADVISORY AGREEMENT

      SubAdvisory Fees

      0.60% of the first $100 million of average annual net assets of the Fund, and
      0.50% of average annual net assets in excess of $100 million





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